UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant  Filed by a Party other than the Registrant Check the appropriate box:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  Definitive Proxy Statement  Definitive Additional Materials  Soliciting Material under §240.14a-12 Wells Fargo & Company (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):  No fee required.  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies: (2) Aggregate number of securities to which transaction applies: (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:  Fee paid previously with preliminary materials.  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

Wells Fargo Update: Federal Reserve Consent Order February 2, 2018 © 2018 Wells Fargo & Company. All rights reserved. Confidential.

1Wells Fargo Update  Wells Fargo entered into a Consent Order with the Board of Governors of the Federal Reserve System on February 2, 2018, relating to our governance oversight, and compliance and operational risk management program, which relates to prior issues including our sales practices announcement on September 8, 2016  The Federal Reserve acknowledges that Wells Fargo has already taken steps to address deficiencies in corporate governance and risk management, and has implemented improvements in both  Within 60 days, the Board and the Company must submit plans to the Federal Reserve that leverage existing plans and efforts already underway to: - Further enhance the Board’s effectiveness in carrying out its oversight and governance of the Company (Governance Plan) - Further improve the firm wide compliance and operational risk management program (Risk Management Program Plan)  Once we adopt and implement these two plans as approved by the Federal Reserve, we will engage independent third parties to conduct an initial risk management review by September 30, 2018  Until the Governance and Risk Management Program plans are adopted and implemented, and the first third party review is completed to the satisfaction of the Federal Reserve, our total asset size will be limited as follows: - Effective 2Q18, Wells Fargo’s total consolidated assets must be held to the December 31, 2017 level • We have flexibility to optimize our Balance Sheet while we continue to help our customers succeed financially (See pages 5 and 6 for additional information)  Subsequently, after the asset cap has been lifted, and we have integrated the risk management program improvements, we will engage in a second third-party review to assess the efficacy and sustainability of the improvements Federal Reserve Consent Order summary

2Wells Fargo Update Relevant risk management enhancements already underway  Over the last 17 months, we continued our focus and accelerated progress on the governance, compliance and operational risk issues referenced in the Federal Reserve’s Consent Order, and we agree with the assessment that our work is not yet complete - Much of the foundational work has been completed, as issues related to these functions were previously identified by regulators, or were self-identified  Concurrently, we have made meaningful changes to our operating model that further strengthen our governance and risk management, which include: - Strengthened Board governance and oversight - Centralized control functions - Improved team member leadership and staff expertise including through external hires - Increased investment spending and resources to address compliance and operating risk deficiencies  We are building on our progress to date and leveraging our experience in risk management areas where we have excelled or made substantial improvements (e.g., credit/market risk, model risk, capital stress testing, liquidity risk management including TLAC, resolution planning), and we are confident that we are addressing the issues cited in the Consent Order  As we execute on these plans and manage to the asset cap, we will continue to serve our customers’ financial needs including saving, borrowing and investing, as we help them succeed financially

3Wells Fargo Update Board Leadership Structure Board Composition Governance Practices  Separated the roles of Chairman and CEO  Amended By-Laws to require an independent Board Chair  Elected new independent Chair, Elizabeth “Betsy” Duke (former member of the Federal Reserve Board of Governors) effective January 1, 2018  Significant Board refreshment - Elected 6 new independent directors and 5 directors retired in 2017; planned refreshment of an additional 4 directors in 2018, with the retirement of 3 of those directors occurring by the 2018 Annual Meeting  Majority of independent directors (8) have been added since 2015  Enhanced skills and experience represented on Board, including financial services, risk management, technology/cyber, regulatory, human capital management, finance, accounting, consumer and social responsibility  2017 Board self-evaluation facilitated by a third party (Mary Jo White, former Chair of the SEC) following 2017 annual meeting and in advance of typical year-end timing  Board Chair and Committee Chairs focused on agenda planning and managing information flow and management reporting to the Board  Board continues to work with management to enhance and focus Board presentations and materials Board actions taken to enhance structure and oversight The Board has made significant changes to its leadership, composition, and governance practices that resulted from a thoughtful and deliberate process informed by the Board’s comprehensive self-evaluation process and the Company’s engagement with shareholders and other stakeholders. Board Composition Evaluation  Robust annual Board and self- evaluation process includes the individual contributions of directors  Succession planning and Board refreshment  Recruitment of new directors to complement the existing skills and experience of the Board in areas identified through its self-evaluation process while maintaining an appropriate balance of perspectives and experience Key Changes Made to Board Structure, Composition, and Oversight Reconstitution of Key Committees Risk Committee  Karen Peetz appointed as new Chair  Added 4 directors (Maria Morris, Karen Peetz, Juan Pujadas, Suzanne Vautrinot)  Enhanced financial services, compliance, risk, operational, cyber, and technology experience with new composition  4 members have risk management expertise meeting Federal Reserve enhanced prudential standards for large U.S. bank holding companies  Consolidated oversight of second line of defense risk management activities under the Risk Committee  Established 2 subcommittees focused on (1) compliance risk and (2) technology/cyber risk and data governance and management Governance and Nominating Committee  Donald James appointed as new Chair  Added 2 directors (Duke and James)  Enhanced financial services, corporate governance, and regulatory experience with new composition Human Resources Committee  Added 2 directors (Peetz and Ron Sargent)  Enhanced oversight responsibilities to include human capital management, culture, and ethics  Continues to oversee our incentive compensation risk management program which was expanded to include a broader population of team members and incentive plans

4Wells Fargo Update Actions taken to strengthen Risk Management organization  Following the centralization of risk management functions in 2017, we designed and are implementing a fully integrated operating model for risk management that covers all business groups and enterprise staff groups (including Corporate Risk) - As a part of this transformation, we are currently executing comprehensive plans that address our compliance and operational risk management programs, organizations, processes, technology and controls  Hired external talent to strengthen our capabilities and address deficiencies: - Chief Operational Risk Officer, Mark D’Arcy, joined February 2017; previously Global Head of Operational Risk at State Street - Chief Compliance Officer (CCO), Mike Roemer, joined January 2018; previously CCO at Barclays - Head of Regulatory Relations (new position), Sarah Dahlgren, joining March 2018; currently a Partner at McKinsey & Company in their risk practice, and previously a 25 year veteran of the Federal Reserve Bank of N.Y. - Hired more than 2,000 new external team members in Risk Management in 2016 and 2017  Established dedicated groups focused on key risk control areas and moved proven senior talent into new roles leading those groups: - Established a Conduct Management Office in January 2017, responsible for managing conduct risk and driving consistency in the way Wells Fargo receives, researches, resolves, and oversees allegations and customer complaints - Created an Enterprise Data Management function in September 2017, responsible for defining the infrastructure, business source systems and governance of all company data - Formed a Comprehensive Customer Remediation Group in November 2017, responsible for developing and implementing consistent enterprise standards for remediation across all consumer products

5Wells Fargo Update  Effective 2Q18, Wells Fargo’s total consolidated assets will be held to the December 31, 2017 period-end level of $2.0 trillion - Compliance will be measured on a 2-quarter daily average basis, which allows for management of temporary fluctuations  Asset cap will remain in effect until we have finalized, adopted and implemented the enhanced plans for governance and risk management to the satisfaction of the Federal Reserve, and the first third-party review has been completed  Our Balance Sheet scale provides us with flexibility to manage within the asset cap to serve our customers’ financial needs and generate a competitive Return on Equity (ROE) for shareholders - Certain portfolios that have been net interest income-enhancing and ROE beneficial, yet dilutive to Return on Assets (ROA), have grown as a result of our strong leverage ratio position - Until the asset cap is removed, we intend to temporarily limit some of these activities by actions that: • Can be taken in a relatively short period of time, which will enable us to continue to grow traditional loans and deposits • Would be expected to impact only a modest percentage of the total Balance Sheet • Would be expected to impact only a portion of the portfolios currently under consideration - Page 6 provides examples of portfolios under consideration for possible Balance Sheet optimization activities, though the actual actions we take will be dependent upon underlying business trends and/or strategies Balance Sheet flexibility should minimize customer impact of the asset cap With $2.0 trillion in assets, our scale provides us with the flexibility to continue to serve our customers’ financial needs including saving, borrowing and investing, and to deliver a competitive ROE for shareholders

6Wells Fargo Update Financial Institutions’ Deposits Trading Assets and Short- term Investments  As of 12/31/17, ~$200 billion of non- operational deposits - On average these deposits provide ~45% liquidity value under the liquidity coverage ratio (LCR) as they do not meet requirements of the operational deposit definition  Impact considerations: - Modest NII headwind - Manageable LCR impact due to relatively lower liquidity value including some categories with zero liquidity value - Total average deposit cost and deposit betas are expected to benefit from any reduction in balances from this category  As of 12/31/17, $149 billion (1) of deposits in our Financial Institutions Group - Balances have grown over $36 billion since 2Q16 - Certain deposits provide little liquidity value, are high beta/short-term, and high cost o 4Q17 average deposit cost of 0.91%  Impact considerations: - Modest NII headwind - Manageable LCR impact due to relatively lower liquidity value including some categories with zero liquidity value - Total average deposit cost and deposit betas are expected to benefit from any reduction in balances from this category  As of 12/31/17, $92 billion of trading assets - As part of Resolution and Recovery Planning we placed a temporary cap on non-bank assets including trading assets  As of 12/31/17, $91 billion of short- term investments, excluding cash at the Fed - Predominantly securities borrowed and reverse repurchase  Impact consideration: - A portion of expected trading balances and related revenue would be foregone Non-operational Deposits (Commercial Only) (1) A portion of Financial Institutions Group deposits are also included in the $200 billion of non-operational deposits noted above. (2) Preliminary analysis that reflects the net income impacts of one set of assumptions for prospective Balance Sheet optimization activities to manage within the asset cap. The analysis assumed we would primarily limit trading assets, short-term investments, and certain deposits that have less liquidity value by $50 billion to $75 billion on average to accommodate assumed growth in lending, deposit taking and other asset and liability categories, as well as to provide an internal buffer. The average assumed net interest margin (NIM) on the asset/liability categories reduced was in the range of 70-75 bps. Actual actions taken and resulting financial impact will be dependent upon underlying business trends and/or strategies and will be determined over time. Examples of Balance Sheet flexibility Based on our preliminary analysis, Net Income after Tax impact of Balance Sheet optimization to manage to the asset cap is estimated to be ~$(300 – 400) million in 2018 (2) Temporary actions currently under consideration to manage to the asset cap would likely reflect a mix of actions including a reduction in a portion of the following portfolios, and would enable us to continue to serve our customers’ needs and grow traditional loans and deposits

7Wells Fargo Update  What will the customer impact be? - We will continue to serve our customers’ financial needs including saving, borrowing and investing, as we help them succeed financially - We have flexibility to manage our Balance Sheet by optimizing certain activities, which could include temporarily pulling back from some activities focused on providing liquidity to market participants including other financial institutions  Do you have the capacity to address the requirements, and how long will it take? - This is priority #1 for the Company, and we will allocate whatever resources are necessary to address the issues citied - We are working on augmenting the plans we currently have in place for submission to the Federal Reserve, and after Federal Reserve approval of the plans we will engage independent third parties to conduct a review to be completed no later than September 30, 2018  When do you expect the Federal Reserve to remove the constraint on your assets? - There are a number of key deliverables in the Consent Order. - The asset cap will remain in effect until we have adopted and implemented the plans for enhanced governance and risk management, and the first third-party review has been completed to the satisfaction of the Federal Reserve  Are these new issues that have been identified? - These are not new issues. They are related to compliance and operational risk matters that were previously identified by regulators, or were self- identified  Are you still committed to your expense savings plans? - We are focused on delivering expense savings, and reinvesting in the business as previously disclosed - We remain committed to our previously disclosed 2018 expense guidance, as well as our targeted $4 billion in expense savings by year-end 2019  What does this mean for your efficiency, ROE and ROA targets? - Updated annual targets will be disclosed at our May 2018 Investor Day, and will consider the impacts of the 2017 Tax Act, as well as the asset cap  Will you be able to return more capital to shareholders this year? - With ~190 bps of capital above our internal Common Equity Tier 1 target of 10%, as of 12/31/17, we remain committed to returning more capital to shareholders Key questions Key questions and current outlook

8Wells Fargo Update Key takeaways  We have been focused on the same issues cited by the Federal Reserve, and while we have made meaningful progress we acknowledge additional work is necessary  We are building on our progress to date, leveraging our experience in risk management in areas where we have excelled, and are confident that we are addressing the issues  We are committed to meeting the Consent Order requirements and are currently working on our comprehensive Risk Management Program Plan, while the Board develops the Governance Plan, for submission to the Federal Reserve within 60 days  We believe that our Balance Sheet scale provides us with the flexibility to manage within the asset cap, serve our customers’ financial needs including saving, borrowing and investing, and generate a competitive Return on Equity (ROE) We take the Consent Order very seriously and we will successfully complete the work that we have started, as we continue on the path towards building a better Wells Fargo

9Wells Fargo Update Forward-looking statements and additional information Forward-looking statements: This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, we may make forward-looking statements in our other documents filed or furnished with the SEC, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In particular, forward-looking statements include, but are not limited to, statements we make about: (i) the balance sheet optimization strategies described in this document, including their anticipated effects and our ability to implement those strategies, (ii) when we expect to fulfill our requirements under the Consent Order, (iii) our expense savings plans, (iv) the future operating or financial performance of the Company; (v) our noninterest expense and efficiency ratio; (vi) future credit quality and performance, including our expectations regarding future loan losses and allowance levels; (vii) the appropriateness of the allowance for credit losses; (viii) our expectations regarding net interest income and net interest margin; (ix) loan growth or the reduction or mitigation of risk in our loan portfolios; (x) future capital or liquidity levels or targets and our estimated Common Equity Tier 1 ratio under Basel III capital standards; (xi) the performance of our mortgage business and any related exposures; (xii) the expected outcome and impact of legal, regulatory and legislative developments, as well as our expectations regarding compliance therewith; (xiii) future common stock dividends, common share repurchases and other uses of capital; (xiv) our targeted range for return on assets and return on equity; (xv) the outcome of contingencies, such as legal proceedings; and (xvi) the Company’s plans, objectives and strategies. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions. Investors are urged to not unduly rely on forward-looking statements as actual results could differ materially from expectations. Forward-looking statements speak only as of the date made, and we do not undertake to update them to reflect changes or events that occur after that date. For more information about factors that could cause actual results to differ materially from expectations, refer to the “Forward-Looking Statements” discussion in Wells Fargo’s press release announcing our fourth quarter 2017 results and in our most recent Quarterly Report on Form 10-Q, as well as to Wells Fargo’s other reports filed with the Securities and Exchange Commission, including the discussion under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016. Additional information and where to find it: Wells Fargo & Company (the “Company”) will file a proxy statement related to items to be voted on at its 2018 annual meeting of shareholders with the Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC’s web site at www.sec.gov. Free copies of the proxy statement, once available, and the Company's other filings with the SEC may also be obtained from the Company upon written request to the Office of the Corporate Secretary, Wells Fargo & Company, MAC D1053-300, 301 S. College Street, Charlotte, North Carolina 28202. Participants in the solicitation: The Company and its directors, executive officers, and other members of management and employees may be soliciting proxies from Wells Fargo shareholders in connection with items to be voted on at the Company’s 2018 annual meeting of shareholders. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies, including a description of their direct and indirect interest, by security holdings or otherwise, will be set forth in the Company’s proxy statement filed with the SEC.